UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2007
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4777 Bennett Drive, Suite E, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 960-8777
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
Item	Description
1.01	Entry into a Material Definitive Agreement.
8.01	Other Events.
9.01	Financial Statements and Exhibits.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01         Entry into a Material Definitive Agreement.

On December 18, 2007, Power Air Corporation (the "Company") announced that it has entered into an Agreement for Research & Development Collaboration (the "Agreement for Collaborative R&D" or the "Agreement") with the National Research Counsel of Canada Institute for Fuel Cell Innovation (the "NRC-IFCI") to develop a proprietary air cathode suitable for use in zinc air-based energy systems. The Agreement has an effective date of January 1, 2008 and duration of 24 months.

Under the terms of the Agreement, the Company and NRC-IFCI have agreed to develop an optimal non-noble catalyst, a support structure for the catalyst and a low-cost process suited to mass production of the related air cathodes. Subject to the terms of the Agreement, the Company will have the sole right to commercially exploit the intellectual property arising from the collaboration in relation to zinc fuel cell and zinc battery based energy systems, and the Company will have (for a period of five years after the expiration of the Agreement), right of first refusal to take a license under commercially reasonable terms in relation to applications other than zinc fuel cell and zinc battery based energy systems.

The Agreement provides that the Company will pay the NRC-IFCI $256,840 over 18 months for services under the Agreement in four equal payments of $64,210 starting January 1, 2008. In addition, the Company is required to make in-kind contribution by performing, at its own cost, work with an estimated cost of $842,500.

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.

On December 18, 2007, the Company issued a press release regarding its entry into the Agreement for Collaborative R & D with NRC-IFCI. A copy of such press release is attached to this Current Report as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(a)        Financial statements of businesses acquired.

Not applicable.

(b)        Pro forma financial information.

Not applicable.

(c)        Shell company transactions.

Not applicable.

(d)        Exhibits
Exhibit No. 99.1	Exhibit Press Release dated December 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: December 21, 2007.	"Donald M. Prest" _____________________________________ Name: Donald M. Prest Title: Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

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